As filed with the Securities and Exchange Commission on March 11, 1999
                                                      Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            -----------------------

                              COMCAST CORPORATION
             (Exact name of Registrant as specified in its charter)

         Pennsylvania                                     23-1709202
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                               1500 Market Street
                          Philadelphia, PA 19102-2148
                                 (215) 665-1700

                  (Address, including zip code, and telephone
                        number, including area code, of
                        Registrant's principal executive
                                    offices)
                            -----------------------
                                 John R. Alchin
                      Senior Vice President and Treasurer
                               1500 Market Street
                          Philadelphia, PA 19102-2148
                                 (215) 665-1700

                  (Address, including zip code, and telephone
                        number, including area code, of
                        Registrant's principal executive
                                    offices)
                            -----------------------
                                   Copies to:
                             Bruce K. Dallas, Esq.
                             Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                                 (212) 450-4000

     Approximate Date of Commencement of Proposed Sale to the Public: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| FILE NO. 33-50785

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery for the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ] ---------------------


                        CALCULATION OF REGISTRATION FEE

                                                             Proposed          Proposed
           Title of Each                                     Maximum           Maximum
        Class of Securities               Amount to be    Offering Price      Aggregate             Amount of
          to be Registered                 Registered      Per Unit(1)      Offering Price(1)    Registration Fee

Senior Debentures, Senior Subordinated
Debentures and Subordinated
Debentures .........................      $169,011,302         100%           $169,011,302          $46,986 (2)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended, and exclusive of accrued interest, if any.

(2) The amount of registration fee, calculated in accordance with Section 6(b) of the Securities Act of 1933, as amended, and Rule 457(o) promulgated thereunder, is 0.000278 of the maximum aggregate offering price at which the Debt Securities registered pursuant to this Registration Statement are proposed to be offered.

===============================================================================

This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, legal opinions and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 33- 50785) of Comcast Corporation including the exhibits thereto, are incorporated by reference into this registration statement.

                        SIGNATURES AND POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania on March 9, 1999.

                                         COMCAST CORPORATION



                                         By: /s/ Brian L. Roberts
                                            -------------------------------
                                             Brian L. Roberts
                                             President and Director


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Ralph J. Roberts, Brian L. Roberts, Julian A. Brodsky, Lawrence S. Smith, John R. Alchin, Stanley L. Wang and Arthur R. Block and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                     Title                         Date
     ---------                     -----                         ----

/s/ Ralph J. Roberts     Chairman of the Board of            March 9, 1999
----------------------
Ralph J. Roberts         Directors; Director

/s/ Julian A. Brodsky    Vice Chairman of the Board of       March 9, 1999
----------------------
Julian A. Brodsky        Directors; Director

/s/ Brian L. Roberts     President; Director (Principal      March 9, 1999
----------------------
Brian L. Roberts         Executive Officer)

/s/ Lawrence S. Smith    Executive Vice President            March 9, 1999
----------------------
Lawrence S. Smith        (Principal Accounting Officer)

/s/ John R. Alchin       Senior Vice President, Treasurer    March 9, 1999
----------------------
John R. Alchin           (Principal Financial Officer)


----------------------   Director
Gustave G. Amsterdam

     Signature                     Title                         Date
     ---------                     -----                         ----


-----------------------  Director
Sheldon M. Bonovitz

/s/ Joseph L. Castle II  Director                            March 9, 1999
-----------------------
Joseph L. Castle II

/s/ Bernard C. Watson    Director                            March 9, 1999
-----------------------
Bernard C. Watson

/s/ Irving A. Wechsler   Director                            March 9, 1999
-----------------------
Irving A. Wechsler

/s/ Anne Wexler          Director                            March 9, 1999
-----------------------
Anne Wexler

                                 EXHIBIT INDEX



  Exhibit                     Description
  -------                     -----------
     5       Opinion of Arthur R. Block, Esq.
     8       Opinion of Davis Polk & Wardwell (filed as Exhibit 8 to the
             Company's Current Report on Form 8-K filed on March 11, 1999 and incorporated herein by reference).
    23.1     Consent of Deloitte & Touche LLP.
    23.2     Consent of KPMG LLP.
    23.3     Consent of Arthur R. Block, Esq. (included in Exhibit 5).
    23.4     Consent of Davis Polk & Wardwell (included in Exhibit 8).